Supplemental Information
for the Quarter Ended December 31, 2013

Basis of Presentation

Background
Rouse is a publicly traded real estate investment trust (REIT) focused on the management, redevelopment, repositioning and acquisition of regional malls and the portfolio at the end of the quarter consisted of 34 geographically diverse enclosed malls, encompassing over 23.4 million square feet in 21 states. On January 12, 2012, General Growth Properties, Inc. (NYSE: GGP) completed the spin-off of Rouse Properties, Inc. (NYSE: RSE) through the distribution of shares of Rouse common stock to holders of GGP common stock.

General Information
Unless the context indicates otherwise, references in the accompanying financial information (the "Supplemental") to the "Corporation", "Rouse", or the "Company" refer to Rouse Properties Inc.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

Non-GAAP Measures
The Company makes reference to net operating income (“NOI”) and funds from operations (“FFO”).  NOI is defined as operating revenues (minimum rents, including lease termination fees, tenant recoveries, overage rents, and other income) less property and related expenses (real estate taxes, repairs and maintenance, marketing, other property operating costs, and provision for doubtful accounts).  FFO is defined as net income (loss) attributable to common stockholders in accordance with GAAP, excluding impairment write-downs on depreciable real estate, gains (or losses) from cumulative effects of accounting changes, extraordinary items and sales of properties, plus real estate related depreciation and amortization.

In order to present operations in a manner most relevant to its future operations, Core FFO and Core NOI have been presented to exclude certain non-cash and non-comparable revenue and expenses. A reconciliation of NOI to Core NOI and FFO to Core FFO has been included in the "Reconciliation of Core NOI and Core FFO" schedule included within.

NOI, FFO and derivations thereof, are not alternatives to GAAP operating income (loss) or net income (loss) available to common stockholders.  For reference, as an aid in understanding management's computation of NOI and FFO, a reconciliation of NOI to operating income and FFO to net income (loss) in accordance with GAAP has been included in the "Reconciliation of Non-GAAP to GAAP Financial Measures" schedule.

The presentation contains forward-looking statements. Actual results may differ materially from the results suggested by these forward-looking statements, for a number of reasons. Readers are referred to the documents filed by Rouse Properties, Inc. with the Securities and Exchange Commission, which further identify the important risk factors which could cause actual results to differ materially from the forward-looking statements in the Supplemental. The Company disclaims any obligation to update any forward-looking statements.

Company Information

Company Contacts

Andrew Silberfein	Chief Executive Officer
Benjamin Schall	Chief Operating Officer
John Wain	Chief Financial Officer
Timothy Salvemini	Chief Accounting Officer
Brian Harper	Executive Vice President, Leasing
Susan Elman	Executive Vice President, General Counsel
Brad Cohen/Steve Swett	ICR, Investor Relations and Communications	ir@rouseproperties.com	(212) 608-5108

Dividend

•	Current policy as of January 31, 2014, quarterly dividend of $0.17 per share ($0.68 per share annualized).

•	The Board of Directors declared a common stock dividend of $0.17 per share payable on April 30, 2014 to stockholders of record on April 15, 2014.

Common Share Trading Statistics

	December 31, 2013	September 30, 2013
High	$25.08	$21.27
Low	$19.24	$18.25
Close	$22.19	$20.58
Volume	12,626,300	6,956,700

Shares Outstanding

	Three Months Ended		Years Ended
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Common shares outstanding	49,648,436	49,235,528	49,648,436	49,235,528
Class B shares outstanding	—	359,056	—	359,056
Total common shares outstanding	49,648,436	49,594,584	49,648,436	49,594,584
Net number of common shares issuable assuming exercise of stock options (1)	742,453	—	742,453	—
Total common shares - diluted (2)	50,390,889	49,594,584	50,390,889	49,594,584
Weighted average common shares outstanding - basic (3)	49,358,281	49,258,249	49,344,927	46,149,893
Weighted average common shares outstanding - diluted (3)(4)	49,358,281	49,258,249	49,344,927	46,149,893
`

(1) Based upon the weighted average stock price for the three months ended December 31, 2013 and 2012.
(2) Utilized for Funds From Operations (FFO) and Core Funds From Operations (Core FFO) purposes.
(3) Calculated in accordance with GAAP for the three and twelve months ended December 31, 2013 and 2012.
(4) Dilutive shares are excluded as the Company is in a net loss from continuing operations position and their effects are anti-dilutive.

Q4 2013 Supplemental Package	3

Financial Overview

Consolidated Balance Sheets

(In thousands)	December 31, 2013	December 31, 2012

Assets:
Investment in real estate:
Land	$353,061	$339,988
Buildings and equipment	1,595,070	1,312,767
Less accumulated depreciation	(142,432)	(116,336)
Net investment in real estate	1,805,699	1,536,419
Cash and cash equivalents	14,224	8,092
Restricted cash	46,836	44,559
Demand deposit from affiliate (1)	—	150,163
Accounts receivable, net	30,444	25,976
Deferred expenses, net	46,055	40,406
Prepaid expenses and other assets, net	76,252	99,458
Total assets	$2,019,510	$1,905,073

Liabilities:
Mortgages, notes and loans payable	$1,454,546	$1,283,491
Accounts payable and accrued expenses, net	109,683	88,686
Total liabilities	1,564,229	1,372,177

Commitments and contingencies	—	—

Equity:
Preferred Stock (2)	—	—
Common stock (3)	497	493
Class B common stock (4)	—	4
Additional paid-in capital	565,798	588,668
Accumulated deficit	(111,125)	(56,380)
Total stockholders' equity	455,170	532,785
Non-controlling interest	111	111
Total equity	455,281	532,896
Total liabilities and equity	$2,019,510	$1,905,073

(1) Demand deposit with Brookfield U.S. Holdings Inc. The note earns interest at LIBOR (30 day) plus 1.05% and is payable on three days notice.
(2) Preferred stock: $0.01 par value; 50,000,000 shares authorized, 0 issued and outstanding at December 31, 2013 and 2012.
(3) Common stock: $0.01 par value; 500,000,000 shares authorized, 49,652,596 issued and 49,648,436 outstanding at December 31, 2013 and 49,246,087 issued and 49,235,528 outstanding at December 31, 2012.
(4) Class B common stock: $0.01 par value; 1,000,000 shares authorized, 0 and 359,056 issued and 0 and 359,056 outstanding at December 31, 2013 and 2012.

Q4 2013 Supplemental Package	4

Financial Overview

Consolidated and Combined Statements of Operations and Comprehensive Loss

	Three Months Ended		Years Ended
(In thousands, except per share amounts)	December 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	December 31, 2013	December 31, 2012
Revenues:
Minimum rents	$45,800	$39,159	$165,097	$148,695
Tenant recoveries	15,807	15,936	66,061	64,638
Overage rents	3,463	3,134	5,943	5,912
Other	2,280	1,593	6,441	5,054
Total revenues	67,350	59,822	243,542	224,299
Expenses:
Property operating costs	16,456	14,912	60,288	57,482
Real estate taxes	3,789	5,747	22,089	22,827
Property maintenance costs	3,085	4,089	11,446	13,242
Marketing	1,702	1,875	3,734	3,602
Provision for doubtful accounts	524	520	887	1,855
General and administrative	6,297	4,926	21,971	20,652
Provision for impairment	15,159	—	15,159	—
Depreciation and amortization	19,079	18,500	66,497	67,709
Other	2,171	1,986	4,223	9,905
Total expenses	68,262	52,555	206,294	197,274
Operating income (loss)	(912)	7,267	37,248	27,025

Interest income	55	492	548	755
Interest expense	(23,226)	(19,778)	(82,534)	(90,103)
Loss before income taxes and discontinued operations	(24,083)	(12,019)	(44,738)	(62,323)
Provision for income taxes	(609)	(117)	(844)	(445)
Loss from continuing operations	(24,692)	(12,136)	(45,582)	(62,768)
Discontinued operations:
Loss from discontinued operations	—	(1,450)	(23,158)	(5,891)
Gain on extinguishment of debt	—	—	13,995	—
Discontinued operations, net	—	(1,450)	(9,163)	(5,891)
Net loss	$(24,692)	$(13,586)	$(54,745)	$(68,659)

Loss from continuing operations per share- Basic and Diluted (1)	$(0.50)	$(0.25)	$(0.92)	$(1.36)

Net loss per share - Basic and Diluted (1)	$(0.50)	$(0.28)	$(1.11)	$(1.49)

Dividends declared per share	$0.13	$0.07	$0.52	$0.21

Comprehensive loss:
Net loss	$(24,692)	$(13,586)	$(54,745)	$(68,659)
Other comprehensive loss:
Net unrealized gain on financial instrument	—	32	—	—
Comprehensive loss	$(24,692)	$(13,554)	$(54,745)	$(68,659)

(1) Calculated using weighted average number of shares of 49,358,281 and 49,258,249 for the three months ended December 31, 2013 and 2012, respectively and 49,344,927 and 46,149,893 for the years ended December 31, 2013 and 2012, respectively.

Q4 2013 Supplemental Package	5

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Three Month Period Ended

	December 31, 2013					December 31, 2012
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$45,800	$—	$45,800	$2,787	$48,587	$39,159	$1,500	$40,659	$5,754	$46,413
Tenant recoveries	15,807	—	15,807	—	15,807	15,936	728	16,664	—	16,664
Overage rents	3,463	—	3,463	—	3,463	3,134	26	3,160	—	3,160
Other	2,280	—	2,280	—	2,280	1,593	78	1,671	—	1,671
Total revenues	67,350	—	67,350	2,787	70,137	59,822	2,332	62,154	5,754	67,908
Operating Expenses:
Property operating costs (2)	16,456	—	16,456	(31)	16,425	14,912	812	15,724	(31)	15,693
Real estate taxes	3,789	—	3,789	—	3,789	5,747	156	5,903	—	5,903
Property maintenance costs	3,085	—	3,085	—	3,085	4,089	287	4,376	—	4,376
Marketing	1,702	—	1,702	—	1,702	1,875	62	1,937	—	1,937
Provision for doubtful accounts	524	—	524	—	524	520	(15)	505	—	505
Total operating expenses	25,556	—	25,556	(31)	25,525	27,143	1,302	28,445	(31)	28,414

Net operating income	41,794	—	41,794	2,818	44,612	32,679	1,030	33,709	5,785	39,494

General and administrative (3)(4)	6,297	—	6,297	(16)	6,281	4,926	—	4,926	—	4,926
Other (5)	2,171	—	2,171	(2,171)	—	1,986	24	2,010	(2,010)	—
Subtotal	33,326	—	33,326	5,005	38,331	25,767	1,006	26,773	7,795	34,568

Interest income	55	—	55	—	55	492	—	492	—	492
Interest expense
Amortization and write-off of market rate adjustments	(1,706)	—	(1,706)	1,706	—	(2,007)	(577)	(2,584)	2,584	—
Amortization and write-off of deferred financing costs	(5,834)	—	(5,834)	5,834	—	(2,469)	(55)	(2,524)	2,524	—
Debt extinguishment costs	(390)	—	(390)	390	—	—	—	—	—	—
Interest on debt	(15,296)	—	(15,296)	—	(15,296)	(15,302)	(1,080)	(16,382)	—	(16,382)
Provision for income taxes	(609)	—	(609)	609	—	(117)	—	(117)	117	—
Funds from operations	$9,546	$—	$9,546	$13,544	$23,090	$6,364	$(706)	$5,658	$13,020	$18,678
Funds from operations per share - basic and diluted (6)					$0.47					$0.38
Funds from operations per share - common (7)					$0.47					$0.38
Funds from operations per share - diluted (7)					$0.46					$0.38

(1) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(981) and $244, above / below market lease amortization of $3,518 and $5,510 and tenant inducement amortization of $250 and $0 for the three months ended December 31, 2013 and 2012, respectively.
(2) Core adjustments include above / below market ground lease amortization of $31 for each of the three months ended December 31, 2013 and 2012.
(3) General and administrative costs include $770 and $843 of non-cash stock compensation expense for the three months ended December 31, 2013 and 2012, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $16 for the three months ended December 31, 2013.
(5) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs.
(6) Calculated using weighted average number of shares of 49,358,281 and 49,258,249 for the three months ended December 31, 2013 and 2012.
(7) Assumes 49,648,436 and 49,594,584 common shares and 50,390,889 and 49,594,584 diluted common shares as of the three months ended December 31, 2013 and 2012, respectively.

Q4 2013 Supplemental Package	6

Financial Schedules

Reconciliation of Core NOI and Core FFO - For the Year Ended

	December 31, 2013					December 31, 2012
(In thousands)	(Unaudited)					(Unaudited)
	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO	Consolidated	Discontinued Operations	Total	Core Adjustments	Core NOI / FFO

Revenues:
Minimum rents (1)	$165,097	$3,117	$168,214	$13,331	$181,545	$148,695	$5,706	$154,401	$20,420	$174,821
Tenant recoveries	66,061	1,475	67,536	—	67,536	64,638	3,543	68,181	—	68,181
Overage rents	5,943	72	6,015	—	6,015	5,912	138	6,050	—	6,050
Other	6,441	148	6,589	—	6,589	5,054	288	5,342	—	5,342
Total revenues	243,542	4,812	248,354	13,331	261,685	224,299	9,675	233,974	20,420	254,394
Operating Expenses:
Property operating costs (2)	60,288	1,676	61,964	(125)	61,839	57,482	3,628	61,110	(125)	60,985
Real estate taxes	22,089	301	22,390	—	22,390	22,827	620	23,447	—	23,447
Property maintenance costs	11,446	292	11,738	—	11,738	13,242	842	14,084	—	14,084
Marketing	3,734	49	3,783	—	3,783	3,602	185	3,787	—	3,787
Provision for doubtful accounts	887	1	888	—	888	1,855	64	1,919	—	1,919
Total operating expenses	98,444	2,319	100,763	(125)	100,638	99,008	5,339	104,347	(125)	104,222

Net operating income	145,098	2,493	147,591	13,456	161,047	125,291	4,336	129,627	20,545	150,172

General and administrative (3)(4)	21,971	—	21,971	(83)	21,888	20,652	—	20,652	—	20,652
Other (5)	4,223	—	4,223	(4,223)	—	9,905	60	9,965	(9,965)	—
Subtotal	118,904	2,493	121,397	17,762	139,159	94,734	4,276	99,010	30,510	129,520

Interest income	548	—	548	—	548	755	—	755	—	755
Interest expense
Amortization and write-off of market rate adjustments	(7,624)	(1,131)	(8,755)	8,755	—	(17,221)	(2,239)	(19,460)	19,460	—
Amortization and write-off of deferred financing costs	(12,441)	(103)	(12,544)	12,544	—	(9,605)	(207)	(9,812)	9,812	—
Debt extinguishment costs	(2,276)	—	(2,276)	2,276	—	—	—	—	—	—
Interest on debt	(60,193)	(1,993)	(62,186)	—	(62,186)	(63,277)	(4,340)	(67,617)	—	(67,617)
Provision for income taxes	(844)	—	(844)	844	—	(445)	—	(445)	445	—
Funds from operations	$36,074	$(734)	$35,340	$42,181	$77,521	$4,941	$(2,510)	$2,431	$60,227	$62,658
Funds from operations per share - basic and diluted (6)					$1.57					$1.36
Funds from operations per share - common (7)					$1.56					$1.26
Funds from operations per share - diluted (7)					$1.54					$1.26

(1) Core adjustments includes the aggregate amounts for consolidated and discontinued operations for straight-line rent of $(3,517) and $(3,608), above / below market lease amortization of $15,848 and $24,028 and tenant inducement amortization of $1,000 and $0 for the years ended December 31, 2013 and 2012, respectively.
(2) Core adjustments include above / below market ground lease amortization of $125 for each of the years ended December 31, 2013 and 2012.
(3) General and administrative costs include $3,018 and $2,494 of non-cash stock compensation expense for the years ended December 31, 2013 and 2012, respectively.
(4) Core adjustments include amounts for the corporate and regional office straight-line rent of $83 for the year ended December 31, 2013.
(5) Core adjustments include non-comparable costs related to the spin-off from General Growth Properties and property acquisition costs.
(6) Calculated using weighted average number of shares of 49,344,927 and 46,149,893 for the years ended December 31, 2013 and 2012.
(7) Assumes 49,648,436 and 49,594,584 common shares and 50,390,889 and 49,594,584 diluted common shares as of the years ended December 31, 2013 and 2012, respectively.

Q4 2013 Supplemental Package	7

Financial Schedules

Core NOI Summary

	Three Months Ended		Years Ended
(In thousands)	December 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	December 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)

Consolidated net operating income	$41,794	$32,679	$145,098	$125,291
Add / (less) :
Discontinued operations	—	1,030	2,493	4,336
Core NOI adjustments	2,818	5,785	13,456	20,545
Core net operating income	44,612	39,494	161,047	150,172
Add / (less):
Acquisitions and dispositions (1)	(5,954)	(3,391)	(19,735)	(11,867)
Lease termination income and other	(92)	(169)	(374)	(507)
Same property core net operating income	$38,566	$35,934	$140,938	$137,798
Same property change %	7.32%		2.28%

(1) Represents the acquisitions of Grand Traverse Mall, The Mall at Turtle Creek, Greenville Mall, Chesterfield Towne Center and The Centre at Salisbury which were acquired in February 2012, December 2012, July 2013, December 2013, and December 2013, respectively and the disposition of Boulevard Mall in June 2013.

Q4 2013 Supplemental Package	8

Financial Schedules

Reconciliation of Non-GAAP to GAAP Financial Measures

	Three Months Ended		Years Ended
(In thousands)	December 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)	December 31, 2013 (Unaudited)	December 31, 2012 (Unaudited)

Reconciliation of NOI to GAAP Operating Income (Loss)
NOI:	$41,794	$33,709	$147,591	$129,627
Discontinued operations	—	(1,030)	(2,493)	(4,336)
General and administrative	(6,297)	(4,926)	(21,971)	(20,652)
Other	(2,171)	(1,986)	(4,223)	(9,905)
Depreciation and amortization	(19,079)	(18,500)	(66,497)	(67,709)
Provision for impairment	(15,159)	—	(15,159)	—
Operating income (loss)	$(912)	$7,267	$37,248	$27,025

Reconciliation of FFO to GAAP Net loss attributable to common stockholders
FFO:	$9,546	$5,658	$35,340	$2,431
Discontinued operations	—	(744)	(22,424)	(3,381)
Depreciation and amortization	(19,079)	(18,500)	(66,497)	(67,709)
Provision for impairment	(15,159)	—	(15,159)	—
Gain on extinguishment of debt	—	—	13,995	—
Net loss attributable to common stockholders	$(24,692)	$(13,586)	$(54,745)	$(68,659)

Weighted average number of shares outstanding	49,358,281	49,258,249	49,344,927	46,149,893
Net loss per share	$(0.50)	$(0.28)	$(1.11)	$(1.49)

Q4 2013 Supplemental Package	9

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	Maturity			Outstanding Balance	Balloon Payment at Maturity	Amortization
	Month	Year	Rate			2014	2015	2016	2017	2018	After	Mortgage Details
Steeplegate (1)	Aug	2014	4.94	47,970	46,849	1,121	—	—	—	—	—	Non-recourse / fixed
Greenville Mall	Dec	2015	5.29	41,375	39,857	774	744	—	—	—	—	Non-recourse / fixed
Vista Ridge Mall (1)	Apr	2016	6.87	71,270	64,660	2,733	2,926	951	—	—	—	Non-recourse / fixed
Washington Park Mall	Apr	2016	5.35	10,872	9,988	367	387	130	—	—	—	Non-recourse / fixed
The Centre at Salisbury	May	2016	5.79	115,000	115,000	—	—	—	—	—	—	Partial recourse / fixed
Turtle Creek	Jun	2016	6.54	78,615	76,079	967	1,033	536	—	—	—	Non-recourse / fixed
Collin Creek (1)	Jul	2016	6.78	60,206	54,423	2,079	2,226	1,478	—	—	—	Non-recourse / fixed
Bayshore Mall (1)	Aug	2016	7.13	27,720	24,699	999	1,073	949	—	—	—	Non-recourse / fixed
Grand Traverse (1)	Feb	2017	5.02	60,429	57,266	950	999	1,043	171	—	—	Non-recourse / fixed
NewPark Mall (2)	May	2017	4.22	66,113	63,050	809	860	915	479	—	—	Non-recourse / floating
Sikes Senter (1)	Jun	2017	5.20	55,494	48,194	1,768	1,863	2,554	1,115	—	—	Non-recourse / fixed
Knollwood Mall	Oct	2017	5.35	36,281	31,113	1,109	1,171	1,615	1,273	—	—	Non-recourse / fixed
West Valley Mall (3)	Sep	2018	1.92	59,000	56,790	—	—	188	1,147	875	—	Non-recourse / floating
Pierre Bossier	May	2022	4.94	47,400	39,891	746	784	818	866	911	3,384	Non-recourse / fixed
Pierre Bossier Anchor	May	2022	4.85	3,718	2,894	82	86	90	95	100	371	Non-recourse / fixed
Southland Center (MI)	Jul	2022	5.09	77,205	65,085	1,168	1,230	1,284	1,363	1,435	5,640	Non-recourse / fixed
Chesterfield Towne Center	Oct	2022	4.75	109,737	92,380	1,638	1,719	1,789	1,892	1,985	8,334	Non-recourse / fixed
Animas Valley	Nov	2022	4.41	50,911	41,844	858	897	931	980	1,025	4,376	Non-recourse / fixed
Lakeland Mall	Mar	2023	4.17	69,241	55,951	1,188	1,239	1,285	1,348	1,406	6,824	Non-recourse / fixed
Valley Hills Mall	July	2023	4.47	67,572	54,921	1,080	1,130	1,174	1,237	1,294	6,736	Non-recourse / fixed

Total property level debt			5.15	1,156,129	1,040,934	20,436	20,367	17,730	11,966	9,031	35,665

2013 Term Loan (4)	Nov	2018	2.52	260,000	260,000	—	—	—	—	—	—	Recourse / floating
2013 Revolver (4)(5)	Nov	2017	2.51	48,000	48,000	—	—	—	—	—	—	Recourse / floating

Total corporate level debt				308,000	308,000	—	—	—	—	—	—
Total Debt Outstanding			4.59%	$1,464,129	$1,348,934	$20,436	$20,367	$17,730	$11,966	$9,031	$35,665

Total Debt				$1,464,129
Market rate adjustment				(9,583)
Total debt outstanding				$1,454,546

(1) Prepayable without a penalty.
(2) LIBOR (30 day) plus 405 basis points.
(3) LIBOR (30 day) plus 175 basis points.
(4) LIBOR (30 day) plus 235 basis points.
(5 In November 2013 the 2012 Term Loan was refinanced and the 2013 Revolver was increased to $250 million. As of December 31, 2013, the Company has $48.0 million outstanding on the 2013 Revolver.

Q4 2013 Supplemental Package	10

Financial Schedules

Mortgages, Notes, and Loans Payable

(In thousands)	2014	2015	2016	2017	2018	After	Total
Balloon payment	$46,849	$39,857	$344,849	$247,623	$316,790	$352,966	$1,348,934
Amortization	20,436	20,367	17,730	11,966	9,031	35,665	115,195
Debt maturity and amortization	$67,285	$60,224	$362,579	$259,589	$325,821	$388,631	$1,464,129
Weighted average interest rate of expiring debt	4.94%	5.29%	6.40%	4.41%	2.41%	4.66%	4.59%

(In thousands)	Property-Level Debt	Term Loan	Revolver	Total
Beginning balance as of December 31, 2012	$1,029,339	$287,946	$—	$1,317,285
2012 Term loan paydown	—	(100,000)	—	(100,000)
Lakeland Square refinancing	70,000	—	—	70,000
Lakeland Square payoff	(50,297)	—	—	(50,297)
NewPark Mall refinancing	66,500	—	—	66,500
NewPark Mall payoff	(62,930)	—	—	(62,930)
Valley Hills refinancing	68,000	—	—	68,000
Valley Hills payoff	(51,405)	—	—	(51,405)
Boulevard Mall debt extinguishment	(96,515)	—	—	(96,515)
Greenville Mall acquisition	41,680	—	—	41,680
West Valley Mall refinancing	59,000	—	—	59,000
West Valley Mall payoff	(47,094)	—	—	(47,094)
Southland Mall payoff	(70,951)	—	—	(70,951)
2012 Term loan payoff	—	(187,946)	—	(187,946)
2013 Term loan refinancing	—	260,000	—	260,000
Drawdown on 2013 Revolver	—	—	55,000	55,000
Chesterfield Towne Center acquisition	109,737	—	—	109,737
The Centre at Salisbury acquisition	115,000	—	—	115,000
Paydown on 2013 Revolver	—	—	(7,000)	(7,000)
Mortgage loan amortization	(23,935)	—	—	(23,935)
Ending balance as of December 31, 2013	$1,156,129	$260,000	$48,000	$1,464,129

Weighted Average Balance	$1,015,452	$199,698	$2,896	$1,218,046

Q4 2013 Supplemental Package	11

Financial Schedules

Prepaid Expenses and Other Assets, Net

(In thousands)	December 31, 2013	December 31, 2012

Above-market tenant leases, net	$68,683	$89,407
Prepaid expenses	4,776	3,563
Below-market ground leases, net	1,781	1,906
Deposits	682	796
Other	330	3,786
Total prepaid expenses and other assets, net	$76,252	$99,458

Accounts Payable and Accrued Expenses, Net

(In thousands)	December 31, 2013	December 31, 2012

Below-market tenant leases, net	$40,247	$35,068
Construction payable	21,821	9,979
Accounts payable and accrued expenses	10,310	12,696
Accrued payroll and other employee liabilities	7,942	1,230
Deferred income	6,539	3,201
Accrued dividend	6,454	3,479
Accrued real estate taxes	5,640	9,894
Asset retirement obligation liability	4,745	4,503
Accrued interest	4,213	3,546
Tenant and other deposits	1,249	1,629
Other	523	3,461
Total accounts payable and accrued expenses, net	$109,683	$88,686

Q4 2013 Supplemental Package	12

Portfolio Operating Metrics

Strategic Capital Redevelopment Projects:

Property	Description	Total Project Square Feet	Total Estimated Project Cost	Cost to Date	Estimated Yield	Construction Start Date	Expected Opening Date
Lakeland Square	Converted anchor space and unproductive inline space to recently opened Cinemark Theater and The Sports Authority	89,000	13,293	$13,293	9 - 10%	Q4 2012	Open
Lakeland, FL
Bayshore Mall	Convert former junior anchor space and unproductive space to accommodate new tenants including recently opened TJ Maxx, Ulta, and The Sports Authority	60,000	$8,300	$5,477	10 - 11%	Q2 2013	Q2 2014
Eureka, CA
Lansing Mall	Replace vacant anchor space with Regal Cinema and add multiple outparcels	66,000	$14,900	$9,316	9 - 10%	Q2 2013	Q3 2014
Lansing, MI
Three Rivers Mall	Convert anchors and unproductive space to Regal Cinemas, Sportsman's Warehouse and high volume restaurants	103,000	$20,100	$449	9 - 10%	Q4 2013	Q4 2014
Kelso, WA
Knollwood Mall	De-mall and construct new exterior facing junior boxes, small shops, and a new multi-tenant outparcel building	118,000	$32,200	$883	9 - 10%	Q4 2013	Q1 2015
St. Louis Park, MN

Operating Property Capital Expenditures:

Year Ended
(In thousands)	December 31, 2013
Ordinary capital expenditures (1)	$7,520
Cosmetic capital expenditures (2)	14,100
Tenant improvements and allowances (3)	10,125
Total	$31,745

(1) Includes non-tenant recurring capital expenditures.
(2) Includes $4.7 million related to the Wi-Fi and energy management systems for the year ended
December 31, 2013.
(3) Includes tenant allowances and improvements on current operating properties, excluding anchors and strategic projects.

Q4 2013 Supplemental Package	13

Portfolio Operating Metrics

Key Operating Performance Indicators
As of December 31, 2013

GLA Summary (1)
(In thousands)	Number of Properties	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total Area
Total Rouse Properties Portfolio	34	11,009	5,633	6,837	23,479

Operating Metrics

	% Leased (2)	% Occupied (3)	Tenant Sales (4)	Occupancy Cost (5)
Total Rouse Properties Portfolio	91.2%	88.9%	$302	12.3%

	Same Property Portfolio
	In-Place Rent < 10k SF (6)
	December 31, 2013	December 31, 2012
Freestanding	$18.98	$17.78
Mall	38.49	37.99
Total Same Property Portfolio	$36.55	$36.29

	Total Portfolio
	In-Place Rent < 10k SF (6)
	December 31, 2013	December 31, 2012
Freestanding	$19.00	$17.52
Mall	39.08	38.53
Total Portfolio	$37.02	$36.78

(1) See Property Schedule on page 15 for individual details.
(2) Represents contractual obligations for space in regional malls and excludes traditional anchor stores.
(3) Represents tenants' physical or economic presence in regional malls and excludes traditional anchor stores.
(4) Trailing twelve month tenant sales for mall stores less than 10,000 square feet.
(5) Represents mall and freestanding tenants less than 10,000 square feet utilizing comparative tenant sales.
(6) Weighted average rent of mall and freestanding stores as of December 31, 2013 and 2012. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.

Q4 2013 Supplemental Package	14

Portfolio Operating Metrics

Summary of Properties (1)
As of December 31, 2013

Property Name	Location	Anchors / Major Tenants	Mall and Freestanding GLA	Anchor GLA (Rouse Owned)	Anchor GLA (Tenant Owned)	Total GLA	% Leased	% Occupied
Animas Valley Mall	Farmington, NM	Dillard's, jcpenney, Sears	277,329	188,817	—	466,146	95.9%	93.2%
Bayshore Mall	Eureka, CA	Sears, Kohl's, Walmart	399,198	87,939	132,319	619,456	80.4	79.2
Birchwood Mall	Port Huron, MI	Sears, Carson's, Macy's, Target, jcpenney	303,705	161,216	264,918	729,839	94.3	92.1
Cache Valley Mall	Logan, UT	Dillard's, Dillard's Men's & Home, jcpenney	240,612	145,832	—	386,444	94.2	94.2
Chesterfield Towne Center	Richmond, VA	Macy's, jcpenney, Sears, Garden Ridge	472,686	543,572	—	1,016,258	86.9	86.6
Chula Vista Center	Chula Vista, CA	Macy's, jcpenney, Sears, Burlington Coat	320,096	163,232	392,500	875,828	91.9	91.1
Collin Creek	Plano, TX	Dillard's, Sears, jcpenney, Macy's	327,955	176,259	613,824	1,118,038	91.9	91.9
Colony Square Mall	Zanesville, OH	Elder-Beerman, jcpenney, Dunham's	356,528	78,440	58,997	493,965	80.2	80.2
Gateway Mall	Springfield, OR	Kohl's, Sears, Target, Cinemark	490,129	218,055	113,613	821,797	92.5	90.7
Grand Traverse Mall	Traverse City, MI	jcpenney, Macy's, Target	307,469	—	283,349	590,818	88.3	88.3
Greenville Mall	Greenville, NC	jcpenney, Belk Ladies, Belk, Dunham's	227,027	186,732	46,051	459,810	97.7	97.7
Knollwood Mall	St. Louis Park, MN	Kohl's, Cub Food, TJ Maxx	383,893	80,684	—	464,577	86.7	82.2
Lakeland Square	Lakeland, FL	jcpenney, Dillard's, Sears, Macy's, Burlington Coat	350,888	276,358	257,353	884,599	94.1	93.2
Lansing Mall	Lansing, MI	jcpenney, Younkers, Macy's	507,358	210,900	103,000	821,258	96.6	86.2
Mall St. Vincent	Shreveport, LA	Dillard's, Sears	185,495	—	348,000	533,495	90.6	87.8
Newpark Mall	Newark, CA	Macy's, jcpenney, Sears, Burlington Coat	438,645	207,372	335,870	981,887	89.9	86.1
North Plains Mall	Clovis, NM	Dillard's, jcpenney, Sears, Beall's	108,975	194,081	—	303,056	92.9	92.9
Pierre Bossier Mall	Bossier City, LA	jcpenney, Sears, Dillard	264,937	59,156	288,328	612,421	98.5	94.7
Salisbury, The Centre at	Salisbury, MD	Boscov's, jcpenney, Sears, Macy's, Dicks, Regal	363,980	357,416	140,000	861,396	93.8	93.8
Sierra Vista, The Mall at	Sierra Vista, AZ	Dillard's, Sears	173,914	—	196,492	370,406	100.0	100.0
Sikes Senter	Wichita Falls, TX	Dillard's, jcpenney, Sears, Dillard's Men's and Home	291,515	374,690	—	666,205	95.3	94.9
Silver Lake Mall	Coeur D' Alene, ID	jcpenney, Macy's, Sears, Sports Authority	148,331	172,253	—	320,584	86.3	86.3
Southland Center	Taylor, MI	jcpenney, Macy's, Best Buy	322,555	290,660	292,377	905,592	98.5	94.7
Southland Mall	Hayward, CA	jcpenney, Kohl's, Macy's, Sears	560,730	445,896	292,000	1,298,626	96.1	82.6
Spring Hill Mall	West Dundee, IL	Kohl's, Carson Pirie Scott, Sears, Macy's	488,128	134,148	547,432	1,169,708	84.1	82.8
Steeplegate Mall	Concord, NH	Bon Ton, jcpenney, Sears	223,773	256,347	—	480,120	75.5	75.5
Three Rivers Mall	Kelso, WA	jcpenney, Macy's, Regal	318,352	98,566	—	416,918	85.3	79.4
Turtle Creek, The Mall at	Jonesboro, AR	Dillard's, jcpenney, Target	367,760	—	364,217	731,977	91.9	91.9
Valley Hills Mall	Hickory, NC	Belk, Dillard's, jcpenney, Sears	323,096	—	611,516	934,612	86.2	86.2
Vista Ridge Mall	Lewisville, TX	Dillard's, jcpenney, Macy's, Sears, Cinemark	392,102	—	670,210	1,062,312	91.2	91.5
Washington Park Mall	Bartlesville, OK	jcpenney, Sears, Dillard's	161,862	122,894	71,402	356,158	97.7	97.7
West Valley Mall	Tracy, CA	jcpenney, Macy's, Sears, Target	537,388	236,454	111,836	885,678	95.9	94.8
Westwood Mall	Jackson, MI	Younkers, Wal-Mart, jcpenney	144,279	70,500	301,188	515,967	88.2	88.2
White Mountain Mall	Rock Springs, WY	Herberger's, jcpenney	228,237	94,482	—	322,719	94.3	93.9
Total Rouse Portfolio			11,008,927	5,632,951	6,836,792	23,478,670	91.2%	88.9%

(1) All properties are 100% owned by Rouse Properties Inc., and subsidiaries

Q4 2013 Supplemental Package	15

Portfolio Operating Metrics

Lease Expiration Schedule (1)
As of December 31, 2013

Year	Number of Expiring Leases	Expiring GLA	Expiring Rates ($ psf) (2)	Percent of Total Gross Rent
Specialty Leasing (3)	471	1,084,312	$16.09
Permanent Leasing
2013 and prior	43	119,976	37.23	1.7%
2014	240	755,199	30.90	8.8%
2015	351	1,283,862	29.35	14.2%
2016	309	1,122,142	33.82	14.3%
2017	248	941,574	37.19	13.2%
2018	160	836,005	34.28	10.8%
2019	88	586,581	29.09	6.4%
2020	52	288,086	29.33	3.2%
2021	73	586,845	24.23	5.4%
2022	93	425,657	31.26	5.0%
2023	78	409,163	30.27	4.7%
2024 and thereafter	84	1,573,323	20.67	12.3%
Total Permanent Leasing	1,819	8,928,413	$29.95	100.0%
Total Leasing	2,290	10,012,725

(1) Represents contractual obligations for space in regional malls and excludes traditional anchor stores and kiosks.
(2) Excluded from the Expiring Rate are freestanding spaces and leases paying percent rent in lieu of base minimum rent.
(3) Includes Specialty Leasing license agreements with terms in excess of 12 months.

Q4 2013 Supplemental Package	16

Portfolio Operating Metrics

Top Ten Tenants
As of December 31, 2013

				Locations
Retail Portfolio	Primary DBA	Percent of Minimum Rent, Tenant Recoveries and Other (1)	Square Footage (000's)	Total	Rouse Owned
Limited Brands, Inc.	Bath & Body Works, Victoria's Secret, White Barn Candle Co.	4.1%	266	63	63
Foot Locker, Inc.	Champs Sports, Footaction USA, Foot Locker, Kids Foot Locker, Lady Foot Locker	3.3	216	51	51
Cinemark USA, Inc.	Cinemark Movies	2.4	298	6	6
jcpenney Company, Inc.	jcpenney	2.3	2,541	28	17(2)
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	2.1	121	22	22
Zales Corporation	Gordon's Jewelers, Piercing Pagoda, Totally Pagoda, Zales Jewelers	1.8	45	40	40
Sterling Jewelers, Inc.	Belden Jewelers, JB Robinson Jewelers, Kay Jewelers, Osterman Jewelers, Weisfields Jewelers	1.8	47	31	31
Sears Holdings Corporation	Sears	1.8	3,015	23	12
Macy's	Macy's	1.8	2,187	16	5
Ascena Retail Group, Inc.	Dressbarn, Justice, Limited Too, Maurices, Lane Bryant	1.6	201	39	39
Totals		23.0%	8,937	319	286

(1) Represents the trailing twelve months of minimum rent, tenant recoveries and other.
(2) Does not include three locations in which Rouse owns the land which is ground leased to jcpenney.

Q4 2013 Supplemental Package	17

Portfolio Operating Metrics

Leasing Activity
As of December 31, 2013

	TOTAL LEASING ACTIVITY (1)
New Leases	Number of Leases	Square Feet	Term	Initial Inline Rent PSF (2)	Initial Freestanding Rent PSF	Average Inline Rent PSF	Average Freestanding Rent PSF
Under 10,000 sq. ft.	21	69,317	8.7	$33.06	$18.49	$35.87	$20.30
Over 10,000 sq. ft.	7	186,420	10.2	15.82	—	17.54	—
Total New Leases	28	255,737	9.8	19.89	18.49	21.87	20.30

Renewal Leases
Under 10,000 sq. ft.	80	205,087	2.6	$32.69	$29.11	$33.41	$29.73
Over 10,000 sq. ft.	3	53,566	4.8	8.09	—	8.73	—
Total Renewal Leases	83	258,653	3.0	27.40	29.11	28.11	29.73

Sub-Total	111	514,390	6.4	23.69	23.18	25.02	24.47

Percent in Lieu	32	107,314	n.a.	n.a	n.a	n.a	n.a

Total Q4 2013	143	621,704	6.4	$23.69	$23.18	$25.02	$24.47
Total Q3 2013	114	529,765
Total Q2 2013	102	610,005
Total Q1 2013	89	529,769
Total 2013	448	2,291,243

	SUITE TO SUITE - NEW & RENEWAL LEASE SPREAD (4)
							Initial Rent Spread		Average Rent Spread
	Number of Leases	Square Feet	Term	Initial Rent PSF (2)	Average Rent PSF (3)	Expiring Rent PSF (5)	$	%	$	%
Total Q4 2013	74	283,280	3.1	$23.13	$23.89	$20.52	$2.61	12.7%	$3.38	16.5%

Total YTD 2013	222	939,245	4.0	$21.54	$22.30	$19.61	$1.93	9.9%	$2.69	13.7%

(1) Excluding anchors and specialty leasing.
(2) Represents initial rent at time of rent commencement consisting of base minimum rent, common area costs, and real estate taxes.
(3) Represents average rent over the lease term consisting of base minimum rent, common area costs, and real estate taxes.
(4) Excluding anchors, percent in lieu, and specialty leasing.
(5) Represents expiring rent at end of lease consisting of base minimum rent, common area costs, and real estate taxes.

Q4 2013 Supplemental Package	18

Glossary of Terms

Gross Leasable Area (GLA)	Total gross leasable space at 100%.
Mall	All mall shop locations excluding anchor and freestanding stores.
Freestanding	Outparcel retail locations (locations that are not attached to the primary complex of buildings that comprise a shopping center). Excludes anchor stores.
Anchor/Traditional Anchor	Department stores and discount department stores in traditional anchor spaces whose merchandise appeals to a broad range of shoppers or spaces which are greater than 70,000 square feet.
Specialty Leasing	Temporary tenants typically on license agreements with terms in excess of twelve months and are generally cancellable by the Company with notice ranging from 30-90 days.
Leased Area
Leased area represents the sum of: (1) tenant occupied space lease and (2) all leases signed for currently vacant space and (3) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retail locations, excluding anchors (Leased Area). Leased percentage is the Leased Area over the mall and Freestanding Area.

Occupied Area
Occupied area represents the sum of: (1) tenant occupied space under lease and (2) tenants no longer occupying space, but still paying rent for all inline mall shop and outparcel retails locations, excluding anchors (Occupied Area). Occupied percentage is the Occupied Area over the Mall and Freestanding Area.

Tenant Sales	Rolling twelve month sales for mall stores less than 10,000 square feet.
Occupancy Cost	Ratio of total tenant charges to comparative sales for tenants less than 10,000 square feet.
In-Place Rent	Weighted average rental rate of mall stores as of a point in time. Rent is presented on a cash basis and consists of base minimum rent, common area costs, and real estate taxes.
Expiring Rent	Represents rent at the end of the lease consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent	Represents initial rent at the beginning of the term consisting of base minimum rent, common area costs, and real estate taxes.
Average Rent	Represents average rent over the term consisting of base minimum rent, common area costs, and real estate taxes.
Initial Rent Spread	Dollar spread between Initial Rent and Expiring Rent.
Average Rent Spread	Dollar spread between Average Rent and Expiring Rent.

Q4 2013 Supplemental Package	19